UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 19, 2012

Ring Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53920	90-0406406
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

6555 South Lewis Street, Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 499-3880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities.

On November 26, 2012, we filed a report on Form 8-K dated November 19, 2012, disclosing that we issued 312,500 shares to Calvin R. Hullum, Jr. and 312,500 shares to Charles M. Crawford.  The report incorrectly stated that the shares were issued in exchange for all of the outstanding shares of Stanford when in fact these shares were issued by Ring Energy, Inc. in the merger transaction in exchange for all of the outstanding shares of CRH Mississippi South Fund and Pontious Mississippi South Fund, the constituent companies owned by Messrs. Hullum and Crawford which we acquired in the merger transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: November 28, 2012

By: /s/William R. Broaddrick

 William R. Broaddrick

 Interim Chief Executive Officer

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